Supplement to the
Fidelity® SAI Short-Term Bond Fund
October 30, 2025
Summary Prospectus

Effective on or about March 31, 2026, Julian Potenza will no longer serve as Co-Portfolio Manager of the fund.
SST-SUSTK-1225-100 1.9921959.100	December 12, 2025